UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2003

STRUCTURED ASSET MORTGAGE INVESTMENTS TRUST 2002-3
(Pass-Through Certificates Series 2002-3)
(Exact name of registrant as specified in its charter)

Delaware (governing law of Trust and Pooling Agreement) (State or other jurisdiction of Incorporation)	333-68542-01 (Commission File Number)	13-3633241 (IRS Employer Identification Number)
383 Madison Avenue, New York, New York (Address of principal executive offices) Registrant's Telephone Number, including area code:	10179 (Zip Code) (212) 272-2000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events

          On February 28, 2003 a distribution was made to holders of Structured Asset Mortgage Investments Trust 2002-3 Pass-Through Certificates. The distribution was made pursuant to the provisions of a Trust and Pooling Agreement, dated as of April 1, 2002, among Structured Asset Mortgage Investments Inc., as seller, U.S. Bank National Association, as trustee, and U.S. Bank Trust National Association, as Delaware trustee.

ITEM 7. Financial Statements and Exhibits

           (c)     Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit Number EX-99.1	Description Monthly report distributed to holders of Structured Asset Mortgage Investments Trust 2002-3 Pass-Through Certificates, relating to the February 28, 2003 distribution

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS TRUST 2002-3 By: U.S. Bank National Association, as Trustee By: /s/ Sheryl Christopherson Name: Sheryl Christopherson Title: Vice President

Dated: March __, 2003

INDEX TO EXHIBITS

Exhibit Number EX-99.1	Description Monthly report distributed to holders of Structured Asset Mortgage Investments Trust 2002-3 Pass-Through Certificates, relating to the February 28, 2003 distribution